Exhibit 10.4

EXECUTED VERSION

CHICAGO BRIDGE & IRON COMPANY N.V.

and

CHICAGO BRIDGE & IRON COMPANY (DELAWARE),

CBI SERVICES, INC.,

CB&I, INC. (F/K/A CB&I CONSTRUCTORS, INC.),

and

CB&I TYLER COMPANY,

as Co-Obligors

BANK OF AMERICA, N.A.,

as Administrative Agent

BANK OF AMERICA, N.A.,

as a Letter of Credit Issuer

JPMORGAN CHASE BANK, N.A.,

as a Letter of Credit Issuer and Joint Book Manager

and

THE LENDERS

THIRD AMENDMENT TO THE AGREEMENT

Dated as of December 21, 2012

Re:

$125,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006

CHICAGO BRIDGE & IRON COMPANY N.V.

c/o Chicago Bridge & Iron Company (Delaware)

One CB&I Plaza

2103 Research Forest Drive

The Woodlands, TX 77380

THIRD AMENDMENT TO THE AGREEMENT

Dated as of December 21, 2012

Re: $125,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006

To the Lenders named in

Schedule I hereto which are also

signatories to this Third Amendment

to the Agreement (this “Third Amendment to

the Agreement”).

Ladies and Gentlemen:

Reference is made to the $125,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006 (the “Agreement”) which is by and among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), on behalf of itself and as Co-Obligors’ Agent, and Chicago Bridge & Iron Company (Delaware), a Delaware corporation (“CBI Delaware”), CBI Services, Inc., a Delaware corporation, CB&I, Inc. (f/k/a CB&I Constructors, Inc.), a Texas corporation, and CB&I Tyler Company, a Delaware corporation (each of the foregoing being a Wholly-Owned Subsidiary of the Company and hereinafter referred to individually as a “Co-Obligor” and collectively the “Co-Obligors”), Bank of America, N.A., and JPMorgan Chase Bank, N.A., as issuers of letters of credit (each an “L/C Issuer” and collectively, the “L/C Issuers”), the financial institutions having a Credit-Linked Deposit set forth opposite their names in Schedule I hereto under the heading “Credit-Linked Deposit” (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

The Company and the Co-Obligors have requested certain amendments to the Agreement and hereby agree with you as follows:

ARTICLE 1.

AMENDMENT OF THE AGREEMENT

Section 1.1. Amendment of Section 1.01 (Defined Terms). Section 1.01 of the Agreement shall be amended by the addition in their respective appropriate alphabetical order of new definitions which shall read as set forth below:

“Additional Revolver” means a new revolving facility in an aggregate principal amount of up to $650.0 million (as may be increased pursuant to the accordion feature), with Bank of America, N.A. as administrative agent, CBI Delaware, as borrower and the Company and its Subsidiaries as guarantors.

“Bridge Facility” means bridge loans in an aggregate principal amount of up to $800.0 million (as may be increased by the lead arrangers thereof) under a senior bridge facility with Bank of America, N.A. as administrative agent, CBI Delaware, as borrower and the Company and its Subsidiaries as guarantors.

“CBI Delaware” shall mean Chicago Bridge & Iron Company (Delaware), a Delaware corporation.

“Credit Agreement” means that certain Third Amended and Restated Credit Agreement, dated as of July 23, 2010 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).

“Escrowed Proceeds” means the proceeds from the Takeout Financing that are funded into escrow in one or more escrow accounts which will be released from escrow pursuant to and in accordance with the terms of the escrow agreement among CBI Delaware, the purchasers of the Notes and the escrow agent thereunder.

“Note Purchase Agreement” means that certain Note Purchase and Guarantee Agreement among CBI Delaware, the Company and the institutional investors named therein.

“Notes” means senior notes in an aggregate principal amount of up to $800,000,000 to be issued by CBI Delaware pursuant to the Note Purchase Agreement to finance the acquisition of The Shaw Group Inc. and as otherwise set forth in the Note Purchase Agreement.

“Permitted Refinancing” means, with respect to any Indebtedness (the “Refinanced Indebtedness”), any refinancings, refundings, renewals or extensions thereof (the “Refinancing Indebtedness” thereof); provided that (a) at the time of such refinancing, refunding, renewal or extension, no Event of Default has occurred and is continuing, (b) the amount of such Refinancing Indebtedness does not exceed the amount of such Refinanced Indebtedness except by an amount equal to customary underwriting discounts, fees or commissions, expenses and prepayment premium (if any) incurred in connection with such refinancing, refunding, renewal or extension, plus any existing commitments unutilized under such Refinanced Indebtedness and (c) such Refinancing Indebtedness (i) has a weighted average maturity (measured as of the date of such refinancing, refunding, renewal or extension) and a maturity no shorter than that of such Refinanced Indebtedness, (ii) is not secured by any property or any Lien other than that (if any) securing such Refinanced Indebtedness, (iii) is not guaranteed by or secured by any property of any guarantor or other obligor which is not also a guarantor or obligor of such Refinanced Indebtedness, (iv) if such Refinanced Indebtedness is subordinated in right of payment to the Obligations, is subordinated in right of payment to the Obligations on terms no less favorable to the Lenders than those contained in the documentation governing such Refinanced Indebtedness, (v) does not have covenants, events of default or other material terms, taken as a whole, that are less favorable to the Loans Parties than those of the Refinanced Indebtedness and (vi) has an interest rate not exceeding the then applicable market interest rate.”

“Takeout Financing” means the issuance of the Notes pursuant to the Note Purchase Agreement.

“Term Facility” means a senior term loan facility in an aggregate principal amount of up to $1.0 billion (as may be increased by $250,000,000 pursuant to the accordion feature) with Bank of America, N.A., as administrative agent, CBI Delaware, as borrower, and the Company and its certain Subsidiaries as guarantors.

“Transaction Facilities” means the Credit Agreement, the Additional Revolver, the Bridge Facility, the Term Facility and the Takeout Financing.

Section 1.2. Amendment of Section 1.01 (Defined Terms). The definition of “Priority Debt” in the Agreement is hereby amended by deleting the reference to “Sections 7.03(a) through (h)” contained therein and substituting in lieu thereof “Sections 7.03(a) through (i)” and deleting the reference to “Sections 7.11(a) through (h)” contained therein and substituting in lieu thereof “Sections 7.11(a) through (i)”.

Section 1.3. Amendment of Section 7.03 (Liens). Section 7.03 of the Agreement is hereby amended by deleting “and” at the end of subparagraph (h), renaming subparagraph “(i)” to “(j)” and including the following clauses after subparagraph (h) in the appropriate alphabetical order thereof:

“(i) Liens on the Escrowed Proceeds securing the repayment of the Escrowed Proceeds to the holders of Notes; and”

Section 1.4. Amendment of Section 7.03 (Liens). Section 7.03(j) (after giving effect to the revisions in Section 1.3 above) is hereby further amended by deleting the reference to “(h)” contained therein and substituting in lieu thereof “(i)”.

Section 1.5. Amendment of Section 7.03 (Liens). Section 7.03(j) (after giving affect to the revisions in Section 1.3 above) is hereby further amended by inserting at the end thereof “, provided further that, notwithstanding the foregoing, no such Liens may secure any obligations under or pursuant to any Transaction Facility within the provisions of this Section 7.03(j) unless concurrently therewith the obligations are secured, equally and ratably with such obligations pursuant to documentation (including without limitation an intercreditor agreement) in form and substance reasonably satisfactory to the Required Lenders.”

Section 1.6. Amendment of Section 7.11 (Subsidiary Indebtedness). Section 7.11 of the Agreement is hereby amended by deleting “and” at the end of subparagraph (h) and amending and restating subparagraph (i) as set forth below:

“(i) Indebtedness of the Company and any Subsidiary Guarantor in respect of the Takeout Financing (and any Permitted Refinancing thereof), so long as such Indebtedness is not senior to the Obligations in right of payment (other than pursuant to the terms of the Escrow Agreement (as defined in the Note Purchase Agreement) with respect to the Escrowed Proceeds) and is not guaranteed by any Subsidiary that is not a Subsidiary Guarantor; and”

Section 1.7. Amendment of Section 7.11 (Subsidiary Indebtedness). Section 7.11 is hereby further amended to include the following clause after subparagraph (i):

“(j) Indebtedness of a Subsidiary not otherwise permitted by the preceding clauses (a) through (i), provided that immediately before and after giving effect to the incurrence thereof and to the application of the proceeds thereof,

(i) no Default of Event of Default exists, and

(ii) the aggregate amount of all Indebtedness incurred pursuant to this Section 7.11(j) does not exceed 20% of Consolidated Net Worth.”

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES

The Company and the Co-Obligors represent and warrant that as of the date hereof after giving effect hereto:

(a) No Default or Event of Default exists under any of the Agreement;

(b) Neither the Company nor the Co-Obligors have paid any amendment fees in connection with the solicitation of this Third Amendment to the Agreement nor in connection with the amendments of other material agreements pursuant to which Debt of the Company or the Co-Obligors is outstanding which relate to the subject matter of this Third Amendment to the Agreement (excluding any and all fees paid in connection with the concurrent amendments to the Credit Agreement);

(c) The execution and delivery of this Third Amendment to the Agreement by the Company and each Co-Obligor and compliance by the Company and each Co-Obligor with all of the provisions of the Agreement, as amended hereby:

(i) is within the corporate powers of the Company and each Co-Obligor; and

(ii) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the Articles of Incorporation or By-laws of the Company and such Co-Obligor or any indenture or other agreement or instrument to which the Company and such Co-Obligor is a party or by which it may be bound or result in the imposition of any Liens or encumbrances on any property of the Company and such Co-Obligor;

(d) The execution and delivery of this Third Amendment to the Agreement has been duly authorized by all proper corporate action on the part of the Company and each Co-Obligor; and this Third Amendment to the Agreement has been duly executed and delivered by the Company and each Co-Obligor, and the Agreement, each as amended by this Third Amendment to the Agreement, constitutes the legal, valid and binding obligations, contracts and agreements of the Company and each Co-Obligor enforceable in accordance with their terms.

ARTICLE 3.

MISCELLANEOUS

Section 3.1. References to the Agreement. References in the Agreement or in any certificate, instrument or other document to such Agreement shall be deemed to be references to such Agreement as amended hereby and as further amended from time to time without making specific reference to this Third Amendment to the Agreement or any such other amendment.

Section 3.2. Effect of Amendment; Acknowledgment of Parties. Except as expressly amended hereby, the Company and the Co-Obligors agree that the Agreement and all other documents and agreements executed by the Company and each such Co-Obligor in connection with the Agreement in favor of the Lenders are ratified and confirmed and shall remain in full force and effect.

Section 3.3. Successors and Assigns. This Third Amendment to the Agreement shall be binding upon the Company and each Co-Obligor and its successors and assigns and shall inure to the benefit of the Lenders and to the benefit of the Lenders’ successors and assigns.

Section 3.4. Requisite Approval; Expenses. This Third Amendment to the Agreement shall be effective as of the date first written above upon the satisfaction of the following conditions precedent: (a) the Required Lenders and the Company or the applicable Credit Party shall have executed this Third Amendment to the Agreement, (b) the Administrative Agent shall acknowledge this Third Amendment to the Agreement, (c) the Subsidiary Guarantors shall have executed and delivered an Acknowledgment and Consent, in respect of the Subsidiary Guaranty, in the form attached hereto as Exhibit A, and (d) the Company and the Co-Obligors shall have paid all reasonable out-of-pocket expenses incurred by each Lender and the Administrative Agent in connection with the consummation of the transactions contemplated by this Third Amendment to the Agreement, including, without limitation, the reasonable fees, expenses and disbursements of Chapman and Cutler LLP which are reflected in statements of such counsel rendered on or prior to the date of this Third Amendment to the Agreement. Upon the delivery of fully-executed counterparts to this Third Amendment to the Agreement, the conditions precedent referred to above shall be deemed satisfied.

Section 3.5. Counterparts. This Third Amendment to the Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Section 3.6. Governing Law. This Third Amendment to the Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company has executed this Third Amendment to the Agreement as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY N.V., as Co-Obligors’ Agent and in its individual capacity

By:	Chicago Bridge & Iron Company B.V., as its Managing Director

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Director

IN WITNESS WHEREOF, the Co-Obligors have executed this Third Amendment to the Agreement as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CBI SERVICES, INC.

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CB&I, INC. (F/K/A CB&I CONSTRUCTORS, INC.)

By:	/s/ RONALD A. BALLSCHMIEDE
Name:	Ronald A. Ballschmiede
Title:	Authorized Signatory

CB&I TYLER COMPANY

By:	/s/ LUCIANO REYES
Name:	Luciano Reyes
Title:	Treasurer

IN WITNESS WHEREOF, the Lenders under the $125,000,000 Agreement, as named on Schedule I, have executed this Third Amendment to the Agreement as of the day and year first above written.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, successor by merger to JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

By:	Delaware Investment Advisers, a Series of Delaware Management Business Trust, Attorney-In-Fact

By	/s/ KARL H. SPAETH, JR.
Name:	Karl H. Spaeth, Jr., CFA
Title:	Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, successor by merger to JEFFERSON-PILOT LIFE INSURANCE COMPANY

By:	Delaware Investment Advisers, a Series of Delaware Management Business Trust, Attorney-In-Fact

By	/s/ KARL H. SPAETH, JR.
Name:	Karl H. Spaeth, Jr., CFA
Title:	Vice President

TRANSAMERICA LIFE INSURANCE COMPANY

BY:	AEGON USA INVESTMENT MANAGEMENT, LLC, ITS INVESTMENT MANAGER

By	/s/ JOSH PRIESKORN
Name:	Josh Prieskorn
Title:	Vice President

HARTFORD LIFE INSURANCE COMPANY

By:	Hartford Investment Management Company, its Agent and Attorney-in-Fact

By	/s/ DAWN CRUNDEN
Name:	Dawn Crunden
Title:	Senior Vice President

PACIFIC LIFE INSURANCE COMPANY

By	/s/ MATTHEW A. LEVENE
Name:	Matthew A. Levene
Title:	Assistant Vice President

By	/s/ DIANE W. DALES
Name:	Diane W. Dales
Title:	Assistant Secretary

This Third Amendment to the Agreement is acknowledged as of the day and year first above written.

BANK OF AMERICA, N.A., as Administrative Agent

By	/s/ AAMIR SALEEM
Name:	Aamir Saleem
Title:	Vice President

EXHIBIT A

(to Third Amendment to the Agreement)

LENDERS

LENDERS UNDER THE $125,000,000 AGREEMENT	SERIES	CREDIT-LINKED DEPOSIT
DELAWARE INVESTMENTS (THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, successor by merger to JEFFERSON PILOT FINANCIAL INSURANCE COMPANY & JEFFERSON-PILOT LIFE INSURANCE COMPANY)	C	45,000,000
HARTFORD LIFE INSURANCE COMPANY	C	25,000,000
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY	C	35,000,000
PACIFIC LIFE INSURANCE COMPANY	C	20,000,000
TOTAL		$125,000,000

SCHEDULE I

(to Third Amendment to the Agreement)

ACKNOWLEDGMENT AND CONSENT

OF

SUBSIDIARY GUARANTY

This Acknowledgment and Consent (this “Acknowledgment and Consent”), dated as of December 21, 2012, is being delivered by each of the undersigned (each, hereinafter individually referred to as a “Subsidiary Guarantor” and collectively referred to as the “Subsidiary Guarantors”) in respect of those certain Subsidiary Guaranties each dated as of November 6, 2006 and in connection with that certain Third Amendment to the Agreement (the “Third Amendment to the Agreement”), effective as of December 21, 2012, among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), Chicago Bridge & Iron Company (Delaware), a Delaware corporation, CBI Services, Inc., a Delaware corporation, CB&I, Inc. (f/k/a CB&I Constructors, Inc.), a Texas corporation, and CB&I Tyler Company, a Delaware corporation (each individually a “Co-Obligor” and collectively the “Co-Obligors”), and the lenders named in Schedules I attached hereto (the “Lenders”) in respect of the $125,000,000 Letter of Credit and Term Loan Agreement dated as of November 6, 2006 (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Third Amendment to the Agreement.

By executing this Acknowledgment and Consent, as of the date hereof, each of the Subsidiary Guarantors:

(i) acknowledges receipt of a copy of, and hereby consents to the terms of, the Third Amendment to the Agreement;

(ii) ratifies and confirms each of the Subsidiary Guaranties in all respects;

(iii) confirms that each of the Subsidiary Guaranties continues unimpaired and in full force and effect; and

(iv) notwithstanding anything to the contrary which may be contained therein, acknowledges and agrees that (A) each reference to “Letter of Credit and Term Loan Agreement” or “Credit Agreement” in the Subsidiary Guaranties shall mean and refer to the applicable Agreement, as heretofore amended and (B) each reference to a Subsidiary Guarantor shall mean and refer to each of the undersigned.

EXHIBIT A

(to Third Amendment to the Agreement)

This Acknowledgment and Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Acknowledgment and Consent may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Acknowledgement and Consent to be executed as of the date first written above.

CHICAGO BRIDGE & IRON COMPANY a Delaware corporation

By:
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CB&I TYLER COMPANY

By:
Name:
Title:

CB&I INC.

By:
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY an Illinois corporation

By:
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

A&B BUILDERS, LTD.

By:
Name:
Title:

ASIA PACIFIC SUPPLY COMPANY

By:
Name:
Title:

CBI AMERICAS LTD.

By:
Name:
Title:

CSA TRADING COMPANY, LTD.

By:
Name:
Title:

CB&I WOODLANDS L.L.C.

By:
Name:
Title:

CBI COMPANY LTD.

By:
Name:
Title:

CENTRAL TRADING COMPANY, LTD.

By:
Name:
Title:

CONSTRUCTORS INTERNATIONAL, L.L.C.

By:
Name:
Title:

HBI HOLDINGS, L.L.C.

By:
Name:
Title:

HOWE-BAKER INTERNATIONAL, L.L.C.

By:
Name:
Title:

HOWE-BAKER ENGINEERS, LTD.

By:
Name:
Title:

HOWE-BAKER HOLDINGS, L.L.C.

By:
Name:
Title:

HOWE-BAKER MANAGEMENT, L.L.C.

By:
Name:
Title:

HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.

By:
Name:
Title:

MATRIX ENGINEERING, LTD.

By:
Name:
Title:

MATRIX MANAGEMENT SERVICES, L.L.C.

By:
Name:
Title:

OCEANIC CONTRACTORS, INC.

By:
Name:
Title:

CBI VENEZOLANA, S.A.

By:
Name:
Title:

CBI MONTAJES DE CHILE LIMITADA

By:
Name:
Title:

CBI CONSTRUCCIONES S.A.

By:
Name:
Title:

CB&I (EUROPE) B.V.

By:
Name:
Title:

CBI EASTERN ANSTALT

By:
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CBI LUXEMBOURG S.a.r.L.

By:
Name:
Title:

CMP HOLDINGS B.V.

By:
Name:
Title:

Executed by

ACN 000 612 411 in accordance with

section 127 of the Corporations Act

2001:

Director/company secretary	Director

Name of director/company secretary (BLOCK LETTERS)	Name of director (BLOCK LETTERS)

CBI ENGINEERING AND CONSTRUCTION CONSULTANT (SHANGHAI) CO. LTD.

By:
Name:
Title:

CBI (PHILIPPINES), INC.

By:
Name:
Title:

CBI OVERSEAS, LLC

By:
Name:
Title:

CBI CONSTRUCTORS (PNG) PTY. LIMITED

By:
Name:
Title:

CBI CONSTRUCTORS LIMITED

By:
Name:
Title:

CBI HOLDINGS (U.K.) LIMITED

By:
Name:
Title:

CB&I UK LIMITED

By:
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CB&I LUMMUS CREST LTD.

By:
Name:
Title:

CB&I MALTA LIMITED

By:
Name:
Title:

LUTECH RESOURCES LIMITED

By:
Name:
Title:

NETHERLANDS OPERATING COMPANY B.V.

By:
Name:
Title:

CB&I NEDERLAND B.V.

By:
Name:
Title:

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By:
Name:
Title:

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By:
Name:
Title:

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By:
Name:
Title:

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By:
Name:
Title:

LUMMUS TECHNOLOGY HEAT TRANSFER B.V.

By:
Name:
Title:

LEALAND FINANCE COMPANY B.V.

By:
Name:
Title:

CB&I FINANCE COMPANY LIMITED

By:
Name:
Title:

CB&I OIL & GAS EUROPE B.V.

By:
Name:
Title:

CBI COLOMBIANA S.A.

By:
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY B.V.

By:
Name: Ronald A. Ballschmiede
Title: Director

LUMMUS INTERNATIONAL CORPORATION

By:
Name:
Title:

HUA LU ENGINEERING CO., LTD.

By:
Name:
Title:

LUMMUS CATALYST COMPANY LTD.

By:
Name:
Title:

LUMMUS OVERSEAS CORPORATION

By:
Name:
Title:

CATALYTIC DISTILLATION TECHNOLOGIES

By:
Name:
Title:

LUMMUS TECHNOLOGY INC.

By:
Name:
Title:

CBI SERVICES, INC.

By:
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

WOODLANDS INTERNATIONAL INSURANCE COMPANY LIMITED

By:
Name:
Title:

CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY

By:
Name:
Title:

LUMMUS NOVOLEN TECHNOLOGY GMBH

By:
Name:
Title:

CB&I LUMMUS GMBH

By:
Name:
Title:

CB&I LUMMUS S.R.O.

By:
Name:
Title:

CBI PERUANA S.A.C.

By:
Name:
Title:

HORTON CBI LIMITED

By:
Name: Ronald A. Ballschmiede
Title: Authorized Signatory

CB&I (NIGERIA) LIMITED

By:
Name:
Title:

CB&I SINGAPORE PTE LTD.

By:
Name:
Title: